UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):                      June 29, 2018

Ameris Bancorp

(Exact Name of Registrant as Specified in Charter)

Georgia	001-13901	58-1456434
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

310 First Street, S.E., Moultrie, Georgia	31768
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:                                  (229) 890-1111

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

Ameris Bancorp (the “Company”) filed a Current Report on Form 8-K on July 2, 2018 (the “Original Report”) to report, among other things, the completion of its previously announced merger with Hamilton State Bancshares, Inc. (“Hamilton”). This Amendment No. 1 to the Original Report (“Amendment No. 1”) amends and restates in its entirety Item 9.01 of the Original Report to include the consolidated financial statements of Hamilton pursuant to Item 9.01(a) of Form 8-K and the unaudited pro forma financial information pursuant to Item 9.01(b) of Form 8-K that were excluded from the Original Report. This Amendment No. 1 makes no other amendments to the Original Report.

Item 9.01 Financial Statements and Exhibits.

(a)       Financial Statements of Businesses Acquired.

Attached hereto as Exhibits 99.2 and 99.3 are the audited financial statements of Hamilton and the unaudited quarterly financial statements of Hamilton, respectively, as required by this Item 9.01(a). Such financial statements are incorporated by reference into this Item 9.01(a).

(b)        Pro Forma Financial Information.

Attached hereto as Exhibit 99.4 is the unaudited pro forma condensed consolidated financial statements reflecting the Merger as required by this Item 9.01(b). Such financial statements are incorporated by reference into this Item 9.01(b).

(d)       Exhibits.

2.1	Agreement and Plan of Merger dated as of January 25, 2018 by and between Ameris Bancorp and Hamilton State Bancshares, Inc. (incorporated by reference to Exhibit 2.1 to Ameris Bancorp’s Current Report on Form 8-K filed with the Securities and Exchange Commission on January 26, 2018).

4.1	Indenture between Ameris Bancorp (as successor to Hamilton State Bancshares, Inc.) and Wilmington Trust Company dated as of November 10, 2005.*

4.2	Second Supplemental Indenture dated as of June 29, 2018 by and among Ameris Bancorp, Hamilton State Bancshares, Inc. and Wilmington Trust Company.*

4.3	Form of Fixed/Floating Rate Junior Subordinated Deferrable Interest Debenture (included as Exhibit A to the Indenture filed herewith as Exhibit 4.1).*

23.1	Consent of Crowe LLP (formerly known as Crowe Horwath LLP).

99.1	Press Release dated July 2, 2018.*

99.2	Audited Consolidated Financial Statements of Hamilton State Bancshares, Inc. and Subsidiaries for the years ended December 31, 2017 and 2016.

99.3	Unaudited Consolidated Financial Statements of Hamilton State Bancshares, Inc. and Subsidiaries as of and for the three months ended March 31, 2018 and 2017.

99.4	Unaudited Pro Forma Condensed Consolidated Financial Statements reflecting the Merger.

* Previously filed with the Original Report.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

AMERIS BANCORP

By:	/s/ Nicole S. Stokes
Nicole S. Stokes
Executive Vice President and Chief Financial Officer

Date: September 12, 2018